Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2015
Accounting Policies [Abstract]
Basis of Presentation and Principles of Consolidation

Basis of Presentation and Principles of Consolidation

Comstock Resources, Inc. and its subsidiaries are engaged in oil and natural gas exploration, development and production, and the acquisition of producing oil and natural gas properties. The Company’s operations are primarily focused in Texas, Louisiana and Mississippi. The consolidated financial statements include the accounts of Comstock Resources, Inc. and its wholly owned or controlled subsidiaries (collectively, “Comstock” or the “Company”). All significant intercompany accounts and transactions have been eliminated in consolidation. The Company accounts for its undivided interest in oil and gas properties using the proportionate consolidation method, whereby its share of assets, liabilities, revenues and expenses are included in its financial statements.

The Company’s Board of Directors has authorized a one-for-five (1:5) reverse split of its issued and outstanding common stock which became effective on July 29, 2016. All amounts disclosed in these financial statements have been adjusted to give effect to the effect of this reverse stock split in all periods.

Reclassifications

Reclassifications

Certain reclassifications have been made to prior periods’ financial statements, consisting primarily of reclassifications of the presentation of debt issuance costs as a reduction in long term debt and presentation of current deferred income taxes as non-current due to the early adoption of new accounting standards.

Use of Estimates in the Preparation of Financial Statements

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from those estimates. Changes in the future estimated oil and natural gas reserves or the estimated future cash flows attributable to the reserves that are utilized for impairment analyses could have a significant impact on the future results of operations.

Concentration Of Credit Risk And Accounts Receivable

Concentration of Credit Risk and Accounts Receivable

Financial instruments that potentially subject the Company to a concentration of credit risk consist principally of cash and cash equivalents, accounts receivable and derivative financial instruments. The Company places its cash with high credit quality financial institutions and its derivative financial instruments with financial institutions and other firms that management believes have high credit ratings. Substantially all of the Company’s accounts receivable are due from either purchasers of oil and gas or participants in oil and gas wells for which the Company serves as the operator. Generally, operators of oil and gas wells have the right to offset future revenues against unpaid charges related to operated wells. Oil and gas sales are generally unsecured. The Company’s policy is to assess the collectability of its receivables based upon their age, the credit quality of the purchaser or participant and the potential for revenue offset. The Company has not had any significant credit losses in the past and believes its accounts receivable are fully collectible. Accordingly, no allowance for doubtful accounts has been provided.

Marketable Securities

Marketable Securities

During 2013, the Company sold 600,000 shares of Stone Energy Corporation common stock for proceeds of $13.4 million. Realized gains before income taxes of $7.9 million on these sales during 2013 are included in gain on sale of marketable securities in the consolidated statements of operations.

Other Current Assets

Other Current Assets

Other current assets at December 31, 2014 and 2015 consist of the following:

	As of December 31,
	2014	2015
	(In thousands)
Settlements receivable on derivative financial instruments	$7,890	$—
Pipe and oil field equipment inventory	1,379	1,198
Other	836	795

	$10,105	$1,993

Fair Value Measurements

Fair Value Measurements

Certain accounts within the Company’s consolidated balance sheets are required to be measured at fair value on a recurring basis. These include cash equivalents held in bank accounts and derivative financial instruments in the form of oil and natural gas price swap agreements. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. A three-level hierarchy is followed for disclosure to show the extent and level of judgment used to estimate fair value measurements:

Level 1 – Inputs used to measure fair value are unadjusted quoted prices that are available in active markets for the identical assets or liabilities as of the reporting date.

Level 2 – Inputs used to measure fair value, other than quoted prices included in Level 1, are either directly or indirectly observable as of the reporting date through correlation with market data, including quoted prices for similar assets and liabilities in active markets and quoted prices in markets that are not active. Level 2 also includes assets and liabilities that are valued using models or other pricing methodologies that do not require significant judgment since the input assumptions used in the models, such as interest rates and volatility factors, are corroborated by readily observable data from actively quoted markets for substantially the full term of the financial instrument.

Level 3 – Inputs used to measure fair value are unobservable inputs that are supported by little or no market activity and reflect the use of significant management judgment. These values are generally determined using pricing models for which the assumptions utilize management’s estimates of market participant assumptions.

The Company’s cash and cash equivalents valuation is based on Level 1 measurements. The Company’s oil and natural gas price swap agreements were not traded on a public exchange, and their value is determined utilizing a discounted cash flow model based on inputs that are readily available in public markets and, accordingly, the valuation of these swap agreements is categorized as a Level 2 measurement.

The following table summarizes financial assets accounted for at fair value as of December 31, 2015:

	Carrying Value Measured at Fair Value at December 31, 2015	Level 1	Level 2
	(In thousands)
Assets measured at fair value on a recurring basis:
Cash and cash equivalents	$134,006	$134,006	$—
Derivative financial instruments	1,446	—	1,446

Total assets	$135,452	$134,006	$1,446

At December 31, 2015, the Company had natural gas price swap agreements covering approximately 1.8 Bcf of natural gas to be produced in 2016 with a fair value of $1.4 million. The Company has recognized an asset for this amount and has recognized a corresponding gain representing the change in fair value of its natural gas swaps as a component of other income (expense). The Company had no derivative financial instruments outstanding at December 31, 2014.

The following table presents the carrying amounts and estimated fair value of the Company’s long-term debt as of December 31, 2014 and 2015:

	2014	2015
	(In thousands)
Fixed rate debt:
Principal amount	$700,000	$1,270,457
Discount or premium	(4,555)	(1,457)

Carrying value	$695,445	$1,269,000

Fair Value	$453,000	$428,767

Variable rate debt:
Carrying value	$375,000	$—

Fair value	$375,000	$—

The fair market value of the Company’s fixed rate debt was based on quoted prices as of December 31, 2014 and 2015, a Level 2 measurement. The fair value of the floating rate debt outstanding at December 31, 2014 approximated its carrying value, a Level 2 measurement.

Property and Equipment

Property and Equipment

The Company follows the successful efforts method of accounting for its oil and gas properties. Costs incurred to acquire oil and gas leasehold are capitalized. Acquisition costs for proved oil and gas properties, costs of drilling and equipping productive wells, and costs of unsuccessful development wells are capitalized and amortized on an equivalent unit-of-production basis over the life of the remaining related oil and gas reserves. Equivalent units are determined by converting oil to natural gas at the ratio of one barrel of oil for six thousand cubic feet of natural gas. This conversion ratio is not based on the price of oil or natural gas, and there may be a significant difference in price between an equivalent volume of oil versus natural gas. Amortization is calculated at the field level. The estimated future costs of dismantlement, restoration, plugging and abandonment of oil and gas properties and related facilities disposal are capitalized when asset retirement obligations are incurred and amortized as part of depreciation, depletion and amortization expense. The costs of unproved properties which are determined to be productive are transferred to proved oil and gas properties and amortized on an equivalent unit-of-production basis. Exploratory expenses, including geological and geophysical expenses and delay rentals for unevaluated oil and gas properties, are charged to expense as incurred. Unproved oil and gas properties are periodically assessed for impairment on a property by property basis, and any impairment in value is charged to exploration expense. During 2013, 2014 and 2015, impairment charges of $33.0 million, $0.5 million and $68.9 million, respectively, were recognized in exploration expense related to certain leases that the Company no longer expects to drill on. Exploratory drilling costs are initially capitalized as unproved property but charged to expense if and when the well is determined not to have found commercial quantities of proved oil and gas reserves. Exploratory drilling costs are evaluated within a one-year period after the completion of drilling.

The Company periodically assesses the need for an impairment of the costs capitalized for its evaluated oil and gas properties on a property or cost center basis. If impairment is indicated based on undiscounted expected future cash flows attributable to the property, then a provision for impairment is recognized to the extent that net capitalized costs exceed the estimated fair value of the property. The Company determines the fair values of its oil and gas properties using a discounted cash flow model and proved and risk-adjusted probable reserves. Undrilled acreage is valued based on sales transactions in comparable areas. At December 31, 2015, the Company excluded probable undeveloped reserves from its impairment analysis given the Company’s limited capital resources available for future drilling activities. Significant Level 3 assumptions associated with the calculation of discounted future cash flows included in the cash flow model include management’s outlook for oil and natural gas prices, production costs, capital expenditures, and future production as well as estimated proved reserves and risk-adjusted probable reserves. Management’s oil and natural gas price outlook is developed based on third-party longer-term price forecasts as of each measurement date. The expected future net cash flows are discounted using an appropriate discount rate in determining a property’s fair value. The oil and natural gas prices used for determining asset impairments will generally differ from those used in the standardized measure of discounted future net cash flows because the standardized measure requires the use of an average price based on the first day of each month of the preceding year and is limited to proved reserves.

In 2015, reductions to management’s oil and natural gas price outlook resulted in indications of impairment of the Company’s oil properties in South Texas and Mississippi, and certain of its natural gas properties in Texas and Louisiana. The following table presents the fair value and impairments recorded by the Company in the third quarter and fourth quarter of 2015, as well as the average oil price per barrel and gas price per thousand cubic feet over the life of the properties and the applicable discount rates utilized in the Company’s assessments:

	Fair Value	Impairment	Management’s Price Outlook		Annual Discount Rate
			Oil	Gas
	(In thousands)		(Per barrel)	(Per Mcf)
Impairments recorded at September 30, 2015:
Oil properties	$330,257	$405,308	$73.70	$4.04	10%-20%
Natural gas properties	$61,625	$139,406	$75.91	$3.91	10%-20%

Impairments recorded at December 31, 2015:
Oil properties	$3,030	$16,036	$73.48		10%-20%
Natural gas properties	$123,926	$238,210	$70.76	$3.74	10%-20%

In the aggregate we recognized impairments of $801.3 million related to our evaluated oil and gas properties in 2015. In 2014, the Company recognized impairment charges of $60.3 million on certain of its oil and gas properties which had a fair value of $18.0 million.

It is reasonably possible that the Company’s estimates of undiscounted future net cash flows attributable to its oil and gas properties may change in the future. The primary factors that may affect estimates of future cash flows include future adjustments, both positive and negative, to proved and appropriate risk-adjusted probable and possible oil and gas reserves, results of future drilling activities, future prices for oil and natural gas, and increases or decreases in production and capital costs. As a result of these changes, there may be further impairments in the carrying values of these or other properties. Specifically, as part of the impairment review performed at December 31, 2015, the Company observed that a decline in excess of 30% in its future cash flow estimates for its Eagleville field in South Texas could result in an additional impairment being recorded in an amount that could be at least $130.0 million.

Other property and equipment consists primarily of gas gathering systems, computer equipment, furniture and fixtures and an airplane which are depreciated over estimated useful lives ranging from three to 31 1⁄2 years on a straight-line basis. In January 2015, the Company purchased a 20% interest in an airplane that previously had been owned 80% by the Company and 20% by two executive officers of the Company. The purchase price for the 20% interest of $1.7 million was based on the then fair market value of the airplane determined by a third party. This related party transaction was approved by the Company’s audit committee and board of directors.

Other Assets

Other Assets

Other assets primarily consist of deferred costs associated with the Company’s bank credit facility. These costs are amortized over the life of the bank credit facility on a straight-line basis which approximates the amortization that would be calculated using an effective interest rate method.

Accrued Expenses

Accrued Expenses

Accrued expenses at December 31, 2014 and 2015 consist of the following:

	As of December 31,
	2014	2015
	(In thousands)
Accrued drilling costs	$26,269	$5,306
Accrued interest payable	9,011	29,075
Accrued rig termination fees	2,600	—
Other	6,962	4,063

	$44,842	$38,444

Reserve for Future Abandonment Costs

Reserve for Future Abandonment Costs

The Company’s asset retirement obligations relate to future plugging and abandonment costs of its oil and gas properties and related facilities disposal. The Company records a liability in the period in which an asset retirement obligation is incurred, in an amount equal to the estimated fair value of the obligation that is capitalized. Thereafter, this liability is accreted up to the final retirement cost. Accretion of the discount is included as part of depreciation, depletion and amortization in the accompanying consolidated statements of operations.

The following table summarizes the changes in the Company’s total estimated liability:

	2014	2015
	(In thousands)
Reserve for Future Abandonment Costs at beginning of the year	$14,534	$14,900
New wells placed on production	1,480	310
Changes in estimates and timing	(1,796)	4,927
Liabilities settled and assets disposed of	(153)	(717)
Accretion expense	835	673

Reserve for Future Abandonment Costs at end of the year	$14,900	$20,093

Stock-Based Compensation

Stock-based Compensation

The Company has stock-based employee compensation plans under which stock awards, comprised of restricted stock and performance share units, are issued to employees and non-employee directors. The Company follows the fair value based method in accounting for equity-based compensation. Under the fair value based method, compensation cost is measured at the grant date based on the fair value of the award and is recognized on a straight-line basis over the award vesting period. Excess taxes on stock-based compensation are recognized as an adjustment to additional paid-in capital and as a part of cash flows from financing activities.

Segment Reporting	Segment Reporting The Company presently operates in one business segment, the exploration and production of oil and natural gas.
Derivative Financial Instruments and Hedging Activities

Derivative Financial Instruments and Hedging Activities

The Company accounts for derivative financial instruments (including certain derivative instruments embedded in other contracts) as either an asset or liability measured at its fair value. Changes in the fair value of derivatives are recognized currently in earnings unless specific hedge accounting criteria are met. The Company estimates fair value based on a discounted cash flow model. The fair value of derivative contracts that expire in less than one year are recognized as current assets or liabilities. Those that expire in more than one year are recognized as long-term assets or liabilities. If the derivative is designated as a cash flow hedge, changes in fair value are recognized in other comprehensive income until the hedged item is recognized in earnings.

Major Purchasers

Major Purchasers

The Company has one major purchaser of its oil production that represented 36%, 35% and 25% of its total oil and gas sales in 2013, 2014 and 2015, respectively. The Company also has one major purchaser of its natural gas production that represented 51%, 53% and 52% of its total oil and gas sales in 2013, 2014 and 2015, respectively. The loss of any of these purchasers would not have a material adverse effect on the Company as there is an available market for its oil and natural gas production from other purchasers.

Revenue Recognition and Gas Balancing

Revenue Recognition and Gas Balancing

Comstock utilizes the sales method of accounting for oil and natural gas revenues whereby revenues are recognized at the time of delivery based on the amount of oil or natural gas sold to purchasers. Revenue is typically recorded in the month of production based on an estimate of the Company’s share of volumes produced and prices realized. The amount of oil or natural gas sold may differ from the amount to which the Company is entitled based on its revenue interests in the properties. The Company did not have any significant imbalance positions at December 31, 2014 or 2015. Sales of oil and natural gas generally occur at the wellhead. When sales of oil and gas occur at locations other than the wellhead, the Company accounts for costs incurred to transport the production to the delivery point as operating expenses.

General and Administrative Expenses

General and Administrative Expenses

General and administrative expenses are reported net of reimbursements of overhead costs that are received from working interest owners of the oil and gas properties operated by the Company of $11.9 million, $13.2 million and $13.9 million in 2013, 2014 and 2015, respectively.

Income Taxes

Income Taxes

The Company accounts for income taxes using the asset and liability method, whereby deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of assets and liabilities and their respective tax basis, as well as the future tax consequences attributable to the future utilization of existing tax net operating loss and other types of carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences and carryforwards are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that the change in rate is enacted.

Earnings Per Share

Earnings Per Share

Basic earnings per share is determined without the effect of any outstanding potentially dilutive stock options and diluted earnings per share is determined with the effect of outstanding stock options that are potentially dilutive. Unvested share-based payment awards containing nonforfeitable rights to dividends are considered to be participatory securities and included in the computation of basic and diluted earnings per share pursuant to the two-class method. Performance share units (“PSUs”) represent the right to receive a number of shares of the Company’s common stock that may range from zero to up to three times the number of PSUs granted on the award date based on the achievement of certain performance measures during a performance period. The number of potentially dilutive shares related to PSUs is based on the number of shares, if any, which would be issuable at the end of the respective period, assuming that date was the end of the contingency period. The treasury stock method is used to measure the dilutive effect of PSUs.

Basic and diluted earnings per share for 2013, 2014 and 2015 were determined as follows:

	2013			2014			2015
	Income (Loss)	Shares	Per Share	Loss	Shares	Per Share	Loss	Shares	Per Share
	(In thousands except per share data)
Net Loss From Continuing Operations	$(106,723)			$(57,111)			$(1,047,109)
Loss (Income) Allocable to Unvested Stock Grants	3,424			(595)			—

Basic and Diluted Net Loss From Continuing Operations Attributable to Common Stock	$(103,299)	9,311	$(11.09)	$(57,706)	9,309	$(6.20)	$(1,047,109)	9,223	$(113.53)

Net Income From Discontinued Operations	$147,752
Income Allocable to Unvested Stock Grants	(4,742)

Basic and Diluted Net Income From Discontinued Operations Attributable to Common Stock	$143,010	9,311	$15.36

Basic and diluted per share amounts are the same for each of the years ended December 31, 2013, 2014, and 2015 due to the net loss from continuing operations reported during each of those years.

At December 31, 2013, 2014 and 2015, 303,178, 241,505 and 314,060 shares of unvested restricted stock, respectively, are included in common stock outstanding as such shares have a nonforfeitable right to participate in any dividends that might be declared and have the right to vote. Weighted average shares of unvested restricted stock included in common stock outstanding were as follows:

	2013	2014	2015
	(In thousands)

Unvested restricted stock	309	238	293

All stock options and PSUs were anti-dilutive to earnings and excluded from weighted average shares used in the computation of earnings per share due to the net loss from continuing operations in each period.

Options to purchase common stock and PSUs that were outstanding and that were excluded as anti-dilutive from determination of diluted earnings per share were as follows:

	2013	2014	2015
	(In thousands except per share data)
Weighted average anti-dilutive stock options	26	23	20
Weighted average exercise price	$164.50	$164.50	$164.75
Weighted average performance share units	51	100	136
Weighted average grant date fair value per unit	$104.60	$99.40	$35.35

Supplementary Information With Respect to the Consolidated Statements of Cash Flows

Supplementary Information With Respect to the Consolidated Statements of Cash Flows

For the purpose of the consolidated statements of cash flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Cash payments made for interest and income taxes for the years ended December 31, 2013, 2014 and 2015, respectively, were as follows:

	2013	2014	2015
	(In thousands)
Cash Payments:
Interest payments	$83,560	$62,812	$94,177
Income tax payments	$769	$682	$77

The Company capitalizes interest on its unevaluated oil and gas property costs during periods when it is conducting exploration activity on this acreage. The Company capitalized interest of $4.7 million, $10.2 million and $0.9 million in 2013, 2014 and 2015, respectively, which reduced interest expense and increased the carrying value of its unevaluated oil and gas properties.

Discontinued West Texas Operations

Discontinued West Texas Operations

In May 2013, the Company sold its oil and gas properties in the Delaware Basin located in Reeves County in West Texas which it acquired in December 2011 and certain other undeveloped leases in West Texas (the “West Texas Properties”) to a third party. The Company received proceeds of $823.1 million and realized a gain of $230.0 million which is reflected as a component of income from discontinued operations in 2013. As a result of this divestiture, the consolidated financial statements and the related notes thereto present the results of the Company’s West Texas Properties as discontinued operations. No general and administrative cost incurred by Comstock was allocated to discontinued operations during the periods presented. Unless indicated otherwise, the amounts presented in the accompanying notes to the consolidated financial statements relate to the Company’s continuing operations.

Income from discontinued operations is comprised of the following:

Year Ended December 31, 2013
(In thousands)
Revenues:
Oil and gas sales	$25,125

Costs and expenses:
Production taxes	1,120
Gathering and transportation	501
Lease operating	9,853
Depletion, depreciation and amortization	8,649
Interest expense(1)	6,346

Total costs and expenses	26,469

Gain on sale	230,008

Income from discontinued operations before income taxes	228,664

Income tax expense:
Current	(2,218)
Deferred	(78,694)

Total income tax expense	(80,912)

Net income from discontinued operations	$147,752

(1)

Interest expense was allocated to discontinued operations based on the ratio of the net assets of discontinued operations to our consolidated net assets plus long-term debt. Interest expense is net of capitalized interest of $2,010 for the year ended December 31, 2013.

Recent Accounting Pronouncements

Recent accounting pronouncements

In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-09, Revenue from Contracts with Customers (Topic 606) (“ASU 2014-09”), which supersedes nearly all existing revenue recognition guidance under existing generally accepted accounting principles. This new standard is based upon the principal that revenue is recognized to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. ASU 2014-09 also requires additional disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts. ASU 2014-09 is effective for annual and interim periods beginning after December 15, 2017. Early adoption is permitted beginning with periods after December 15, 2016 and entities have the option of using either a full retrospective or modified approach to adopt ASU 2014-09. The Company is currently evaluating the new guidance and has not determined the impact this standard may have on its financial statements or decided upon the method of adoption.

In August 2014, the FASB issued ASU No. 2014-15, Presentation of Financial Statements—Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern (“ASU 2014-15”). ASU 2014-15 provides guidance about management’s responsibility to evaluate whether there is substantial doubt about an entity’s ability to continue as a going concern and sets rules for how this information should be disclosed in the financial statements. ASU 2014-15 is effective for annual periods ending after December 15, 2016 and interim periods thereafter. Early adoption is permitted. The Company does not expect adoption of ASU 2014-15 to have any impact on its consolidated financial condition, results of operations or cash flows.

In April 2015, the FASB issued ASU No. 2015-03, Interest-Imputation of Interest, Simplifying the Presentation of Debt Issuance Costs (“ASU 2015-03”). ASU 2015-03 requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability. ASU 2015-03 is effective for annual periods beginning after December 15, 2015 and interim periods thereafter. Early adoption is permitted. The Company has elected to early adopt ASU 2015-03 and accordingly $9.8 million of debt issuance costs have been reclassified from long term assets to long term debt in our consolidated balance sheet as of December 31, 2014.

In November 2015, the FASB issued ASU No. 2015-17, Balance Sheet Classification of Deferred Taxes (“ASU 2015-17”). ASU 2015-17 requires that all deferred tax assets and liabilities be classified as non-current. ASU 2015-17 also discontinues allocation of valuation allowances between current and noncurrent tax assets. ASU 2015-17 is effective for annual periods beginning after December 15, 2016 and interim periods thereafter. Early adoption is permitted. The Company has elected to retrospectively early adopt ASU 2015-17. The effect of this change did not have a material impact on the Company’s consolidated financial condition.

Subsequent Events

Subsequent Events

In January 2016, the Company completed an acreage swap with another operator which increased its Haynesville shale acreage by 3,637 net acres in DeSoto Parish, Louisiana including four producing wells (3.5 net). The Company exchanged 2,547 net acres in Atascosa County, Texas including seven producing wells (5.3 net) for the Haynesville shale properties. The swap was an equal value exchange that required no cash outlays.

In February 2016, the Company issued approximately 0.9 million shares of common stock in exchange for $40.0 million in principal amount of the Company’s 7 3⁄4% Senior Notes due 2019.